OCTOBER 1, 1999

                              FLORIDA STREET FUNDS

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 14, 1999

   UMB BANK, N.A. HAS ASSUMED THE ROLE OF CUSTODIAN FOR FLORIDA STREET FUNDS.

Effective immediately, the disclosure under the caption "INITIAL PURCHASE / By Wire" on page 6 of the Funds' prospectus dated February 14, 1999 is modified by the following information:

INITIAL PURCHASE

     BY WIRE-You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at 800-890-5344 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

     UMB Bank, N.A.
     ABA #1010-0069-5
     Attn: Florida Street Funds

     D.D.A. # 9870983834
     Account name:__________________________________ (write in shareholder name)
     For the Account #:_____________________________ (write in account number)

Effective immediately, the disclosure under the caption "Custodian" on page 29 of the Funds' prospectus dated February 14, 1999 is modified by the following information:

     UMB Bank, N.A.
     928 Grand Blvd.
     Kansas City, MO 64106